Exhibit 99.1
Cowen 28th Annual Health Care Conference March 2008 Don Bailey, CEO Steve Cartt, EVP George Stuart, CFO

2 Safe Harbor Except for the historical information contained herein, this presentation contains forward- looking statements that involve risks and uncertainties. Such statements are subject to certain factors, which may cause Questcor's results to differ from those reported herein. Factors that may cause such differences include, but are not limited to, Questcor's ability to continue to successfully implement the new strategy and business model for Acthar, Questcor's ability to accurately forecast the demand for its products, the gross margin achieved from the sale of its products, Questcor's ability to enforce its product returns policy, Questcor's ability to estimate the quantity of Acthar used by government entities and Medicaid eligible patients, that the actual amount of rebates and discounts related to the use of Acthar by government entities and Medicaid eligible patients may differ materially from Questcor's estimates, the sell-through by Questcor's distributors, the expenses and other cash needs for upcoming periods, the inventories carried by Questcor's distributors, Questcor's ability to obtain finished goods from its sole source contract manufacturers on a timely basis if at all, Questcor's potential future need for additional funding, Questcor's ability to utilize its net operating loss carry forwards to reduce income taxes on taxable income, research and development risks, uncertainties regarding Questcor's intellectual property and the uncertainty of receiving required regulatory approvals in a timely way, or at all, other research, development, and regulatory risks, and the ability of Questcor to acquire products and, if acquired, to market them successfully and find marketing partners where appropriate, as well as the risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2006 and other documents filed with the Securities and Exchange Commission. The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

3 Questcor... CNS-focused novel therapeutics rare neurological disorders key product is Acthar

4 "I've cured several children of their infantile spasms and they've gone on to lead normal lives. Without Acthar, I'm afraid I wouldn't be able to do that." -pediatric neurologist, November 2007 Acthar is not indicated for infantile spasms and Questcor does not promote it for this indication

5 New Strategy is Successful Net Sales (in millions $)

6 Excellent Key Product--Acthar Highly purified preparation of adrenocorticotropin hormone Introduced in 1952 Approved to treat a wide range of conditions having an inflammatory component Safety profile well known Key approved indication: - Multiple sclerosis ("MS") flares Primary uses are off-label - Infantile spasms (IS) - Opsoclonus-myoclonus (OMS)

7 New Strategy Goals-Phase I Make Acthar economically viable in order to ensure its availability for the long term Ensure any IS or OMS patient requiring Acthar will have access to drug Make Questcor cash-flow positive Fund important R&D projects Prepare for Acthar IS sNDA resubmission - Protect base business, expand and improve usage within IS Pursue new projects designed to address important unmet medical needs

8 Key Market is Infantile Spasms Switched to specialty pharmacy distribution (August 1) Initiated orphan-style pricing model for Acthar (August 27) Expected Acthar usage primarily in key orphan disorders (IS and OMS) where MDs feel it is standard-of-care Provide substantial reimbursement support services Establish extensive patient assistance and co-pay assistance programs (NORD) as a patient "safety net"

Strategy Created A Strong Company Doctor's continue to use Acthar for IS/OMS Insurance coverage over 95% Safety net success-100% During fourth quarter of 2007, Questcor-sponsored NORD programs provided free product having a commercial value > $4 MM to uninsured and underinsured patients. ALL PHASE I GOALS HAVE BEEN MET

Infantile Spasms (IS) Typically occurs in children less than 2 years old Characterized by seizures ("spasms") and abnormal EEG pattern (hypsarrhythmia) - Not responsive to traditional anti-epileptic drugs Untreated/Inadequately treated patients - Have poor intellectual and functional development - Frequently have lifelong severe epilepsy Therapeutic objective: - Rapidly control the seizures and normalize EEG pattern - Help improve long term cognitive development outcomes

11 Acthar-40% Market Share No drug is currently approved in the U.S. for the treatment of IS An estimated 2,000 IS cases occur annually in U.S.

12 Acthar is Gold Standard Off-label: Acthar not indicated for IS Gold standard: Many child neurologists consider Acthar standard-of-care in IS Professional society support: Joint CNS, AAN and AES publication concluded Acthar has most compelling data in the treatment of IS Few therapeutic alternatives, none approved for IS: prednisone, anti-epileptic drugs (AEDs), vigabatrin Orphan Designation for IS: possible 7-year exclusivity period

Natural-source biologic product involving 39 amino acid ACTH plus multiple peptide fragments Complex, multi-step manufacturing process involving extensive proprietary know-how Tremendously difficult to reproduce by competitor or generic company FDA approval would give more protection High Barriers to Entry

14 Net Sales - Quarterly Net Sales (in millions $)

15 Net Sales - Annual Net Sales (in millions $)

16 Net Income (Loss) per Share *2005 - Non-GAAP figure excludes gain of $9.6 million on the sale of non-core product lines 2007 - Includes tax benefit of $14.6 million, $0.21 per share. Net Income (Loss) per share

17 Quarterly Results ($M except per share data) 12/31/07 9/30/07 6/30/07 Net Sales $27.1 $14.8 $ 4.1 Gross Margin 93% 90% 78% SG&A $4.0 $ 3.3 $ 4.7 Operating Inc (Loss) $19.5 $ 8.6 $(2.6) EPS (1) $0.45 $0.12 $(0.02) (1) Q4 2007 includes tax benefit of $0.20 per share

18 Full Year Results ($M except per share data) 12/31/07 12/31/06 Net Sales $ 49.8 $ 12.8 Gross Margin 89% 77% SG&A $ 17.7 $ 17.3 Operating Income (Loss) $ 21.6 $ (10.8) EPS (1) $ 0.51 $ (0.18) (1) 2007 includes tax benefit of $0.21 per share

19 Balance Sheet ($M) 2/29/08 12/31/07 9/30/07 6/30/07 approx Cash/ST Investments ~$37* $30.2 $10.6 $14.1 Accounts Receivable ~$18 $23.6 $14.1 $ 1.2 *Net of the $10.3 million of cash used for the repurchase of the Series A preferred shares (Feb 12, 2008)

20 Immediate Priorities-Phase II Goals Complete Acthar sNDA filing Maximize speed of Acthar delivery for outpatient prescriptions Ensure that current high levels of insurance coverage continues Optimize policies and processes to ensure in- patient access to Acthar where needed

21 Submit Acthar IS sNDA Aug 2006 May 2007 Nov 2007 Next step Submitted Acthar sNDA for IS to FDA Obtain data and resubmit Acthar sNDA for IS Received non-approvable letter Meeting at FDA: FDA concurred with Company's suggested pathway to completing application for FDA review - submission of additional information to FDA - no new trials currently required by FDA

22 Good Growth Prospects Build Acthar demand Programs to focus on attributes of Acthar Decrease execution costs Fund important R&D projects Conservative approach to expansion

23 QSC-001 for moderate to moderately-severe pain "Fast-melt" orally disintegrating tablet formulation of hydrocodone/acetaminophen Current US market: 120 million prescriptions annually Patients with swallowing difficulties (30-40% of pain patients) Have initiated clinical development under IND (Nov 2006) 505b2 regulatory pathway Formulated by Eurand N.V. using proprietary delivery technology QSC owns worldwide commercialization rights

24 Full Year 2008 Outlook Assumes annualized demand for Acthar unchanged Net sales: $80 MM to $89 MM Gross margins: ~90% SG&A (excl. non-cash FAS 123R): ~ $15 MM - $17 MM R&D (excl. non-cash FAS 123R): ~$10 MM - $14 MM Non-cash FAS 123R: ~$4.5 MM Book tax rate: 41% (payments will be lower due to remaining NOLs) Cash from operations: $40 MM to $50 MM

25 Investment Highlights Questcor is streamlined, focused and profitable New Acthar strategy successful Key product has excellent acceptance Sustainable competitive advantage Strong continuing cash flow Good growth prospects Share buyback program authorized